                                                                   EXHIBIT 10.23

                          SHANDONG SANLIAN GROUP CO LTD

                                       AND

                             XINHUA FINANCE LIMITED

                                       AND

                         ECONOMIC OBSERVER PRESS OFFICE

                                       AND

                 BEIJING JINGGUAN XINCHENG ADVERTISING CO., LTD

                                   ----------

                              AMENDED AND RESTATED
             INFORMATION CONSULTING COMMITTEE ORGANIZATION AGREEMENT

                                   ----------

                                6TH NOVEMBER 2006

                                     BEIJING

                                     CONTENT

DEFINITION...............................................................

ESTABLISHMENT OF THE COMMITTEE AND ITS FUNCTION..........................

FORMATION AND RULE OF PROCEDURE..........................................

EXPENDITURE..............................................................

DISSOLVE.................................................................

EFFECT, MODIFICATION AND TERMINATION.....................................

GOVERNING LAW AND DISPUTE RESOLUTION.....................................

NOTICE...................................................................

MISCELLANEOUS............................................................

0621007/JW/LC/SZDY/D9                                       [Chinese Characters]

             INFORMATION CONSULTING COMMITTEE ORGANIZATION AGREEMENT

     This Information Consulting Committee Organization Agreement (the "AGREEMENT") is entered into by ad between the following parties on 6th November, 2006 in the People's Republic of China ("PRC"):

PARTY A:   Shandong Sanlian Group Co Ltd ("SANLIAN")
           Registered address: No. 12, Baotuquan Road (North), Jinan, Shandong Province, PRC

PARTY B:   Xinhua Finance Limited ("XFL")
           Registered Address: Century Yard, Cricket Square, Hutchins Drive, P.O. Box 2681GT, George Town, Grand Cayman, British West Indies.

PARTY C:   Economic Observer Press Office ("EOPO")
           Registered Address: Gao Er Government, Li Cheng District, Jinan, Shandong PRC

PARTY D: Beijing Jingguan Xincheng Advertising Co., Ltd ("JGXC") Registered Address: 18-C66 Jianshe Road, Kai Xuan Avenue, Liang Xiang, Fangshan District, Beijing, PRC

WHEREAS:

1. EOPO is a publishing office established under PRC laws and is a legal entity registered in Shandong Enterprise Registration Administration Bureau. EOPO is in charge of the operations of the "Economic Observer" (see definition as below).

2. SANLIAN and XFL intend to set up an information consulting committee ("COMMITTEE") which shall provide the constructive views to the "Economic Observer".

3. SANLIAN, XFL, EOPO and JGXC entered the Information Consulting Committee Organization Agreement on May 10th, 2006 in Beijing, PRC.

     Therefore, following friendly consultations, all Parties hereby agree to amend and restate the Information Consulting Committee Organization Agreement and enter into this amended and restated agreement in accordance with the applicable PRC laws:

                                   DEFINITION

     Unless otherwise to the contrary or as requested in the context of this Agreement, the following wording has the definition as given below.

1.1  "Parties" mean SANLIAN, EOPO, XFL and JGXC.

1.2 "Economic Observer" means the newspaper currently named "Economic Observer", its successor or substitute, and any other publications primarily focusing on finance and economic area, in whatever form including without limitation paper or electronic publications, together with any or all of the supplements, attachments, pamphlet or other derivative thereof, as published or issued from time to time by EOPO.

1.3  "Committee" refers to the meaning set forth in Section 2 hereof.

1.4  "Party" means any of SANLIAN, XFL, EOPO and JGXC.

1.5 "PRC" means the Peoples' Republic of China (for the purpose of this Agreement, excluding Hong Kong SAR, Macau SAR and Taiwan).

                 ESTABLISHMENT OF THE COMMITTEE AND ITS FUNCTION

2.1 Both SANLIAN and XFL agree to establish the Committee as of the date of signing of this Agreement or the date as additionally agreed in writing by Parties. The function of the Committee is to provide proposals and views on the editorial, content, looks and format related matters of the Economic Observer, to hold discussions with EOPO and to provide consultancy to EOPO.

2.2 In the event that EOPO does not accept the proposals, views, instructions or consulting results of the Committee, the Committee is entitled to directly report to the board of JGXC and EOPO and such relevant issues as raised by the Committee would be resolved by the board of JGXC provided that EOPO retain the final approval right on the editorial and content issues of Economic Observer in accordance with PRC laws.

2.3 Any proposals and consulting made by the Committee shall not be in contravention of

     PRC laws.

                       FORMATION AND THE RULE OF PROCEDURE

3.1 The Committee comprises of eight members and each of SANLIAN and XFL is entitled to appoint four members. The term of the office of each member is one year and may be renewable by the relevant party.

3.2 One of the aforesaid members, as appointed by XFL, shall be the chairman of the Committee.

3.3 The Committee shall provide the consultancy service. Each member thereof shall not act for and on behalf of the Committee. The member of the Committee may act for and on behalf of his/her appointing party, SANLIAN or XFL, respectively.

3.4 In principle, the member of the Committee shall discuss the issues as raised (the "ISSUES") on the basis of unanimity. Both SANLIAN and XFL shall make its best efforts to cause the members appointed by it to reach agreement with other members of the Committee on all relevant Issues. In the event that no agreement is reached, the chairman of the Committee shall refer the said Issues to the board of JGXC.

3.5 Regular Committee meetings shall be held in the last week of each quarter. Upon the proposals from the board of JGXC, the chairman of the Committee shall convene an interim meeting of the members.

3.6 The written notification letter (including without limitation, in the manner of letter, fax and email) shall be send to all members of the Committee at least 15 days prior to the date of the Committee meeting. The said notification letter shall record the date and location of the meeting as well as the Issues to be discussed. The members of the Committee may raise Issues prior to or in the meeting. Upon the suggestion from the chairman of the Committee, the Committee meeting may be effected by conference call or other instant communication means.

3.7 Someone would be appointed specifically to make the minutes of the Committee meetings which are afterwards to be signed by each member attending the meeting for the purpose of confirmation. The meeting minutes will be kept at the location of the Committee and may be reviewed and photocopied by the Parties.

                                   EXPENDITURE

4.1 The Committee meeting's daily expenditure shall comply with the budget as confirmed by SANLIAN and XFL in advance. The details of such expenditure shall be recorded in writing and submitted to the Committee for approval.

4.2 The Committee shall not have independent accounts and all its expenditure shall be assumed by SANLIAN and XFL based on the ratio of 50:50 or other ratio as additionally confirmed by SANLIAN and XFL in writing.

4.3 Each member 's expenditure incurred during the work of Committee, including without limit to the relevant allowance, the fees for travel and hotel, shall be assumed by each member's appointing party respectively.

                                    DISSOLVE

5.1 Upon the unanimous confirmation from both SANLIAN and XFL, the Committee may be dissolved at any time.

5.2 Following the dissolution of the Committee, SANLIAN and XFL shall forthwith make arrangements for the assets of the Committee and calculate its expenditure and fees. The remaining assets or the liabilities shall be enjoyed or assumed by SANLIAN and XFL equally.

                      EFFECT, MODIFICATION AND TERMINATION

     This Agreement shall come into effect following the signing of or affixture of the company chop (if any) this Agreement by the duly authorized representative of each party. After execution, this Agreement shall replace the original Information Consulting Committee Organization Agreement. Unless otherwise requested by the PRC laws or in accordance with the Agreement, this Agreement can not be modified or cancelled by any party without the written consent all other Parties.

                      GOVERNING LAW AND DISPUTE RESOLUTION

7.1 The execution, effect, performance, interpretation and dispute shall be in line with

     PRC laws.

7.2 Any dispute arising from or in connection with the Agreement shall be resolved by the related parties in the manner of consultation. In the event that no agreement is reached on the said dispute, it shall be submitted to China International Economic and Trade Arbitration Commission Beijing Sub-commission ("CIETAC") for arbitration. The arbitration award is final and binding upon all the parties. During the arbitration period, the Agreement shall be further performed except for the matter relating to the aforesaid dispute.

                                     NOTICE

8.1 Unless otherwise provided under this Agreement, any notice under this Agreement shall be given in writing and shall be deemed effectively received upon personal delivery to the party to be notified, fax or delivery by recognized courier to the following address or fax number(or other address and fax number informed by the recipient in advance).

     SANLIAN:

     Address: No. 20, Quetuquan North Road, Jinan City, China
     Fax: 0086 (531)86099847
     Attention: Mr. Zhu Aijun

     XFL:

     Address: Suite 2003-4 Vicwood Plaza, 1 99 Des Voeux Road Central, Hong Kong
     Fax: (852) 25418266
     Attention: Mr. John McLean

     EO:

     Address: Block 7, Xinghua Dongli Jia, Heping Avenue, Dongcheng District, Beijing
     Fax: (86) (10) 64297071
     Attention: Ms. Zhang Lijuan

     JGXC):

     Address: Block 7, Xinghua Dongli Jia, Heping Avenue, Dongcheng District, Beijing
     Fax: (86) (10) 64297071
     Attention: Ms. Zhang Lijuan

8.2 Unless otherwise provided under this Agreement, any notice, if sent by fax to the correct fax number of the recipient during from 8:00 to 17:00 (Beijing Time) in the working day, shall be deemed to be received and, thereafter the notice shall be delivered to the recipient by the recognized courier for the further confirmation from the recipient. The notice shall be deemed to have received within 5 days after such delivery if sent by recognized courier.

                                  MISCELLANEOUS

9.1 The heading is for reference only and shall not affect the interpretation to the clause of this Agreement.

9.2 Without the written consent from the other Party, any Party shall not assign any rights and/or liabilities arising from this Agreement to any other person which is not a party to the Agreement.

9.3 Any party shall assume its expense occurred in the signing of and performance of this Agreement respectively.

9.4 This Agreement is executed in three counterparts and each Party holds one counterparts. Each counterpart shall have the same legal effect. The English version will prevail if there is discrepancy between English and Chinese version.

                     Signature page follows on the next page

                                 SIGNATURE PAGE

Shandong Sanlian Group Co Ltd

[Company chop of Shandong Sanlian Group Co Ltd]


Authorized signatory: /s/
                      -----------------------------
                      (signature)


Xinhua Finance Limited

[Company chop of Xinhua Finance Limited]


Authorized signatory: /s/
                      -----------------------------
                      (signature)


Economic Observer Press Office

[Company chop of Economic Observer Press Office]


Authorized signatory: /s/
                      -----------------------------
                      (signature)


Beijing Jingguan Xincheng Advertising Co Ltd

[Company chop of Beijing Jingguan Xincheng Advertising Co Ltd]


Authorized signatory: /s/
                      -----------------------------
                      (signature)